Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The Gymboree Corporation (the “Company”) on Form 10-K for the year ended January 28, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), I, Lynda G. Gustafson, Vice President and Corporate Controller of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:
April 26, 2012	/s/ Lynda G. Gustafson
Date	Lynda G. Gustafson Vice President and Corporate Controller (Principal Accounting Officer and Principal Financial Officer)